SUPPLEMENT TO THE PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION

OF

WELLS FARGO ALTERNATIVE FUNDS

Wells Fargo Alternative Strategies Fund (the “Fund”)

Effective immediately, all references to Tim Garry in the Fund’s prospectuses and Statement of Additional Information are hereby removed.

January 8, 2016                                                                                                                       ALR016/P701SP